UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 13, 2017

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978 Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 3 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On July 13, 2017, QS Energy, Inc. (the “Company”) and Temple University of the Commonwealth System of Higher Education (“Temple University”), entered into Amendment #1 to Exclusive License Agreement (“Amendment”). The Amendment amends the Company’s exclusive license agreement with Temple University, dated August 1, 2011. The Amendment is effective June 1, 2017. The Amendment defers those outstanding fees in the amount of $135,000 owed by the Company to Temple University under the Exclusive License Agreement, until such time as the Company either receives sales receipts exceeding $835,000 or sublicenses the agreement. Further, the Amendment established interest rates for outstanding fees and terms of payment for an annual license fee between the Company and Temple University. This is a summary only and is subject to the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Additionally, on July 13, 2017, the Company and Temple University entered into an agreement (the “Agreement”) related to the sponsored research agreement of March 19, 2012 between the parties, as amended on March 19, 2013 (the “Sponsored Research Agreement”). The Agreement is effective July 13, 2017. Under the terms of the Agreement, the Company and Temple University agreed to a payment schedule for those outstanding fees in the amount of $78,314, owed by the Company to the Temple under the Sponsored Research Agreement. Under the terms of the Agreement, these fees are payable $20,000 upon the effective date of the Agreement, and the balance payable in six equal monthly installments of $9,719. This is a summary only and is subject to the terms and conditions of the Agreement, a copy of which is attached hereto as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Description
10.1	Amendment No. 1 to Exclusive License Agreement
10.2	Agreement between Temple University and QS Energy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Date: July 14, 2017	QS ENERGY, INC.

	By:	/s/ Michael McMullen
	Name:	Michael McMullen
	Title:	CFO

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